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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               OCTOBER 11, 1996
                              (OCTOBER 2, 1996)

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          J.B. POINDEXTER & CO., INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                     33-75154                 76-0312814
(STATE OR OTHER JURISDICTION     (COMMISSION FILE           (IRS EMPLOYER
     INCORPORATION)                   NUMBER)            IDENTIFICATION NUMBER)
----------------------------     ----------------        ----------------------


                           1100 LOUISIANA, SUITE 5400
                              HOUSTON, TEXAS 77002
                                 (713) 655-9800

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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         In Item 4 of the report on Form 8-K filed on October 7, 1996, the
Company reported the engagement, on October 2, 1996, of Ernst & Young LLP as the Company's independent auditors. Item 7 of that report on Form 8-K is hereby amended to include, as an exhibit, the letter received from its former auditors, Arthur Andersen LLP, pursuant to Item 304(a)(3) of Regulation S-K as follows:

Item 7.  Exhibits

(16)     Letter from Arthur Andersen LLP dated 10/9/96.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

October 11, 1996                       J.B. POINDEXTER & CO., INC.



                                       By: /s/ S. Magee
                                           ------------------------------------
_                                          S. Magee
                                           Chief Financial Officer and Treasurer


                                       By: /s/ R. S. Whatley
                                           ------------------------------------
                                           R.S. Whatley
                                           Chief Accounting Officer





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                                 Exhibit Index


(16)  Letter from Arthur Andersen LLP dated 10/9/96.